                                                                     Exhibit 4.4

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.



                              CONVERTIBLE DEBENTURE


THIS CONVERTIBLE DEBENTURE (the "Agreement"), dated as of _____________, 2007 (the "Effective Date") is made

BETWEEN:

                                    NAME:   [__________________________]
                                    ADDRESS:[__________________________]
                                            [__________________________]
                                            [__________________________]

                                    (the "Lender");

AND:

         RECLAMATION CONSULTING AND APPLICATIONS, INC., a company organized under the laws of the State of Colorado, of 940 Calle Amanecer, Suite E, San Clemente, CA 92673 (the "Borrower").

WHEREAS, on or about October, 2007, the Lender and the Borrower entered into an agreement pursuant to which the Lender lent to the Borrower [ ] U.S. DOLLARS (the "Principal"); and

WHEREAS, the Lender and the Borrower desire to memorialize the terms of the oral agreement in writing by executing this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.       DEFINITIONS

Where used in this Agreement, the following words and phrases shall have the following meaning:

         1.1      "Accredited Investor" has the meaning assigned in subsection
                  5.2.6;

         1.2      "Act" as the meaning assigned in subsection 5.2.4;

         1.3 "Agreement" means this Convertible Debenture and the schedules hereto, as at any time amended or modified and in effect;

         1.4      "Conversion Amount" has the meaning assigned in subsection
                  4.1;

         1.5      "Conversion Date" has the meaning assigned in subsection 4.1;

         1.6      "Conversion Notice" has the meaning assigned in subsection
                  4.1;

         1.7 "Conversion Price" means $[0.15] per share, provided that if Borrower, at any time while the Principal is outstanding, (i) pays a stock dividend on its common stock, (ii) subdivides outstanding shares of common stock into a larger number of shares, or (iii) combines outstanding shares of common stock into a smaller number of shares, then in each such case the Conversion Price shall be adjusted to be equal to $[0.15] multiplied by a fraction of which the numerator shall be the number of shares of common stock outstanding immediately before such event and of which the denominator shall be the number of shares of common stock outstanding immediately after such event ;

         1.8 "Conversion Shares" means shares of Borrower's common stock to be received by Lender pursuant to a conversion under Section 4 of the outstanding balance of Principal due under this Agreement;

         1.9      "Event of Default" means any event specified in subsection
                  7.1;

         1.10 "Loan" means the loan by the Lender to the Borrower established pursuant to subsection 3.1;

         1.11     "Maturity Date" means two (2) years from the Effective Date;

         1.12 "Note" means a promissory note to be made by the Borrower to the Lender as evidence of the Loan which shall substantially be in the form set out in Schedule A and "Notes" means the plural thereof;

         1.13 "Principal" means the principal amount of the loan set forth in the Preamble;

         1.14 "Public Record" means the public filings of the Company with the U.S. Securities and Exchange Commission;

         1.15     "SEC" has the meaning assigned in subsection 5.2.5

         1.16     "Securities" has the meaning assigned in subsection 4.3;

         1.17     "U.S. Person" has the meaning assigned in subsection 5.2.7;
                  and

         1.18     "Warrants" has the meaning assigned in subsection 4.7.

2.       INTERPRETATION

         2.1      GOVERNING LAW AND VENUE

This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange.

         2.2      SEVERABILITY

If any one or more of the provisions contained in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

         2.3      PARTIES IN INTEREST

This Agreement enures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.

         2.4      HEADINGS AND MARGINAL REFERENCES

The division of this Agreement into sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

         2.5      CURRENCY

All statements of, or references to, dollar amounts in this Agreement means lawful currency of the United States.

3.       THE LOAN

         3.1      ESTABLISHMENT OF THE LOAN

The Lender agrees, on the terms and conditions set forth in this Agreement, to lend to the Borrower the Principal as the "Loan."

         3.2      EVIDENCE OF INDEBTEDNESS

Indebtedness of the Borrower to the Lender in respect of the Loan will be evidenced by one or more Notes, which will be provided by the Borrower to the Lender upon the Lender's execution of this Agreement.

         3.3      INTEREST

The Borrower will pay simple interest to the Lender on the unpaid Principal from the Effective Date at a rate of 12% per annum until the Loan is repaid in full. Interest will be calculated and accrued monthly in arrears and will be payable to the Lender monthly, within 15 days following the end of each calendar month until the earlier of (i) the Maturity Date, (ii) the date the Loan is repaid in full, or (iii) the Principal is converted to Borrower's common stock pursuant to section 4. On a conversion of the principal to common stock pursuant to section 6, all accrued unpaid interest will be paid by Borrower within 15 days following the date of any such conversion.

         3.4      REPAYMENT OF THE LOAN

Subject to conversion pursuant to section 4, the Borrower will repay the Principal and any accrued but unpaid interest to the Borrower on or before the Maturity Date.

         3.5      PREPAYMENT OF LOAN

The Borrower may prepay the Principal and interest outstanding under the Loan without penalty, bonus or charges.

4.       CONVERSION OF THE LOAN

         4.1      CONVERSION

At any time, and from time to time, prior to the Maturity Date, the Lender may elect, by providing to Borrower a written notice in the form of Schedule C, attached hereto (the "Conversion Notice"), to convert all or any portion of the then-outstanding Principal (the amount thereof being the "Conversion Amount") as of the date of such Conversion Notice (the "Conversion Date").

         4.2      ISSUANCE OF CONVERSION SHARES

Within 15 days of receipt of a properly completed Conversion Notice, the Borrower will issue Conversion Shares to the Lender in an amount equal to a fraction, the numerator of which is the Conversion Amount to be converted and the denominator of which is the Conversion Price. All Conversion Shares so issued shall be deemed to have been issued as fully paid and non-assessable at a price equal to the Conversion Price.

         4.3      LEGEND

This Agreement, and any Conversion Shares, Warrants and shares received on the exercise of Warrants (collectively, the "Securities) shall bear such form of restrictive legends as may be necessary, as determined by Borrower in Borrower's reasonable discretion, to comply with applicable laws or regulations of any stock exchange or other applicable authority, including but not limited to the following legend:

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.

         4.4      CONVERSION DISCHARGES THE BORROWER

Conversion of Principal in accordance herewith shall operate to discharge the Borrower's obligations with respect to repayment of the Principal amount so converted, provided that delivery of the appropriate number of Conversion Shares issued upon such conversion is made by the Borrower. The Borrower shall not be bound to enquire into the title of the Lender, save as ordered by a court of competent jurisdiction or as required by statute. The Borrower shall not be bound to see to the execution of any trust affecting the ownership of the Note(s) surrendered in connection with any conversion of Principal nor be charged with notice of any equity that may be subsisting in respect thereof, unless the Borrower has actual notice thereof.

         4.5      NO REQUIREMENT TO ISSUE FRACTIONAL SECURITIES

The Borrower shall not be required to issue fractions of securities upon any conversion of Principal pursuant to this section 4. If any fractional interest in securities would be issuable upon the conversion of Principal, the Borrower shall not be required to make any payment in lieu of delivering any certificates representing such fractional interest.

         4.6      CANCELLATION OF NOTES

Upon conversion of the Principal amount of the Loan in whole or in part pursuant to the provisions of this section 4, each Note representing the Principal converted shall be forthwith delivered to and cancelled by the Borrower.

         4.7      WARRANTS

Upon the Lender's execution of this Agreement, the Borrower shall issue to the Lender warrants for the purchase of an aggregate of [ ] shares of Borrower's common stock (the "Warrants"), representing one (1) warrant for every One Dollar ($1.00) of Principal provided to Borrower pursuant to this Agreement. The Warrants shall be exercisable until the sooner of (i) 5:00 PM Pacific Time three
(3) years from the Effective Date or (ii) 5:00 PM Pacific Time on the Call Date (as defined in the certificates evidencing the Warrants. The Warrants shall be evidenced by one or more warrant certificates substantially in the form of Schedule B attached hereto, with an exercise price of $[0.22] per share on the last completed trading day immediately preceding the Effective Date.

5.       REPRESENTATIONS AND WARRANTIES

         5.1 The Borrower represents and warrants to the Lender as of the date hereof that:

                   5.1.1 the Borrower and its subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

                   5.1.2 the Borrower has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities, and in connection therewith has not engaged in any "direct selling efforts," as such term is defined in Regulation S, or any "general solicitation or general advertising" as described in Regulation D;

                   5.1.3 the Borrower and its subsidiaries are the beneficial owners of the properties, business and assets or the interests in the properties, business or assets referred to in its Public Record and except as disclosed therein, all agreements by which the Borrower or its subsidiaries holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

                  5.1.4 no offering memorandum has been or will be provided to the Investor;

                  5.1.5 the financial statements comprised in the Public Record accurately reflect the financial position of the Borrower as at the date thereof;

                  5.1.6 the creation, issuance and sale of the Securities by the Borrower does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its Articles of Incorporation, Bylaws or any agreement or instrument to which the Borrower is a party;

                  5.1.7 the Securities will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Borrower will reserve sufficient shares in the treasury of the Borrower to enable it to issue the Securities;

                  5.1.8 this Agreement when accepted has been duly authorized by all necessary corporate action on the part of the Borrower and, subject to acceptance by the Borrower, constitutes a valid obligation of the Borrower legally binding upon it and enforceable in accordance with its terms;

                  5.1.9 except as set out in the Public Record, neither the Borrower nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Borrower's knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record;

                  5.1.10 no order ceasing or suspending trading in the securities of the Borrower nor prohibiting sale of such securities has been issued to the Borrower or its directors, officers or promoters and to the best of the Borrower's knowledge no investigations or proceedings for such purposes are pending or threatened; and

                  5.1.11 except as set out in the Public Record or herein, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued common shares of the Borrower or any other security convertible or exchangeable for any such shares or to require the Borrower to purchase, redeem or otherwise acquire any of the issued or outstanding shares of the Borrower.

                  5.1.12 no Event of Default and no event which, with the giving of notice or lapse of time would become an Event of Default, has occurred or is continuing.

         5.2 The Lender hereby represents and warrants to the Borrower, as of the date hereof, the following:

                  5.2.1 the Lender has full power and capacity to enter into, execute and perform this Agreement, which Agreement, once executed by the Lender, shall be the valid and binding obligation of such party, enforceable against such party by any court of competent jurisdiction in accordance with its terms;

                  5.2.2 the Lender is not bound by or subject to any contract, agreement, law, court order or judgment, administrative ruling, regulation or any other item which prohibits or restricts such party from entering into and performing this Agreement in accordance with its terms, or requiring the consent of any third party prior to the entry into or performance of this Agreement in accordance with its terms by such party;

                  5.2.3 the Lender acknowledges that it is acquiring the Securities its own account, and not with a view toward the subdivision, resale, distribution, or fractionalization thereof; the Lender has no contract, undertaking, or arrangement with any person to sell, transfer, or otherwise dispose of the Securities (or any portion thereof hereby subscribed for), and has no present intention to enter into any such contract, undertaking, agreement or arrangement;

                  5.2.4 the execution of this Agreement by the Lender is not the result of any form of General Solicitation or General Advertising (as used under Rule 502(c) promulgated under the Securities Act of 1933, as amended (the "Act"));

                  5.2.5 the Lender hereby acknowledges that: (A) the offering of the Securities was made only through direct, personal communication between the Lender and the Borrower; (B) the Lender has had full access to material concerning the Borrower's planned business and operations, which material was furnished or made available to the Lender by officers or representatives of the Borrower, including the Borrower's filings with the U.S. Securities and Exchange Commission ("SEC") available on the SEC web site at www.sec.gov; (C) the Borrower has given the Lender the opportunity to ask any questions and obtain all additional information desired in order to verify or supplement the material so furnished; and
                           (D) the Lender understands and acknowledges that purchasers of the Securities must be prepared to bear the economic risk of such investment for an indefinite period because of: (I) the heightened nature of the risks associated with an investment in the Borrower due to its status as a development stage company; (II) illiquidity of the Securities due to the fact that (1) the Securities have not been registered under the Act or any state securities act (nor passed upon by the SEC or any state securities commission), and (2) the Securities may not be registered or qualified by the Lender under federal or state securities laws solely in reliance upon an available exemption from such registration or qualification, and hence such Securities cannot be sold unless they are subsequently so registered or qualified, or are otherwise subject to any applicable exemption from such registration requirements; and (3) substantial restrictions on transfer of the Securities, as may set forth by legend on the face or reverse side of every certificate evidencing the ownership of the Securities;

                  5.2.6 the Lender is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated by the SEC under the Act;

                  5.2.7 the Lender is not a "U.S. Person" as such term is defined in Rule 902 of Regulation S promulgated by the SEC. ("Regulation S");

                  5.2.8 the Lender understands that the Borrower is the seller of the Securities and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement in the distribution of securities sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any persons in question;

                  5.2.9 the Lender agrees that it will not, during the one-year distribution compliance period for the Securities, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Securities other than to a non-U.S. Person;

                  5.2.10 the Lender acknowledges and understands that in the event the Securities are offered, sold or otherwise transferred by the Lender to a non-U.S. Person prior to the expiration of the applicable distribution compliance period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the Act;

                  5.2.11 the Lender shall not offer, sell or otherwise dispose of the Securities in the United States or to a U.S. Person unless (A) the Borrower has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the Act and the securities laws of all applicable states of the United States or (B) such securities have been registered with the SEC; and

                  5.2.12 the Lender has been advised to consult with an attorney regarding legal matters concerning the purchase and ownership of the Conversion Shares, and with a tax advisor regarding the tax consequences of purchasing such Conversion Shares.

                  5.2.13 The Lender is an Accredited Investor under applicable Canadian law by reason of fitting within a category listed on Schedule D, attached hereto and incorporated herein .

6.       COVENANTS OF THE BORROWER

         6.1      POSITIVE COVENANTS

The Borrower covenants and agrees with the Lender that, at all times during the currency of this Agreement, it will:

                  6.1.1 pay the principal sum, interest and all other monies required to be paid to the Lender pursuant to this Agreement in the manner set forth herein;

                  6.1.2 duly observe and perform each and every of its covenants and agreements set forth in this Agreement; and

                  6.1.3 provide the Lender with immediate notice of any Event of Default.

                  6.1.4 offer, sell, issue and deliver the Securities pursuant to exemptions from the prospectus filing, registration or qualification requirements of applicable securities laws and otherwise fulfill all legal requirements required to be fulfilled by the Borrower (including without limitation, compliance with all applicable securities laws of Canadian jurisdictions) in which securities are sold in connection with the offering of Securities;


7.       EVENT OF DEFAULT

         7.1      DEFINITION OF EVENT OF DEFAULT

The principal balance of the Loan, costs and any other money owing to the Lender under this Agreement will immediately become payable upon written demand by the Lender in any of the following events, unless otherwise waived in writing by the
Lender:

         7.1.1 if the Borrower defaults in any payment when due under this Agreement;

         7.1.2 if the Borrower becomes insolvent or makes a general assignment for the benefit of its creditors, or if any order is made or an effective resolution is passed for the winding-up of the Borrower or if the Borrower is declared bankrupt or if a custodian or receiver is appointed for the Borrower under the applicable bankruptcy or insolvency legislation, or if a compromise or arrangement is proposed by the Borrower to its creditors or any class of its creditors, or if a receiver or other officer with like powers is appointed for the Borrower; or

         7.1.3 if the Borrower defaults in observing or performing any other covenant or agreement of this Agreement on its part to be observed or performed and such default has continued for a period of 14 days after notice in writing has been given by the Lender to the Borrower specifying the default.

         7.2      RIGHTS AND REMEDIES OF THE LENDER

Upon the occurrence of an Event of Default and at any time thereafter:

                  7.2.1 the Lender may exercise any or all rights and remedies available to the Lender whether available under this Agreement or available at law or in equity, provided always that the Lender acts in a commercially reasonable manner in exercising such rights; and

                  7.2.2 the Lender will have the right, but not the obligation, to inform any creditor of the Borrower of any Event of Default by the Borrower.

8.       GENERAL

         8.1      WAIVER OR MODIFICATION

No failure on the part of the Lender in exercising any power or right hereunder will operate as a waiver of the power or right nor will any single or partial exercise of such right or power preclude exercise of any other right or power hereunder. No amendment, modification or waiver of any condition of this Agreement or consent to any departure by the Borrower therefrom will be effective unless it is in writing signed by the Lender. No notice to or demand on the Borrower will entitle the Borrower to any other further notice or demand in similar or other circumstances unless specifically provided for in this Agreement.

         8.2      TIME

Time is of the essence of this Agreement.

         8.3      FURTHER ASSURANCES

The parties to this Agreement will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement.

         8.4      ASSIGNMENT

The Borrower may not assign this Agreement or its interest herein or any part hereof except with the prior written consent of the Lender. The Lender may assign the Loan or this Agreement, or its interest in the Loan or this Agreement or any part thereof upon ten days' written notice to the Borrower and provided that the assignee agrees to be bound by the terms of this Agreement to the extent of such assignment.

9.       NOTICES

All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 10:

               If to Borrower:               Reclamation Consulting &
                                             Applications, Inc.
                                             940 Calle Amanecer, Suite E
                                             San Clemente, CA 92673
                                             Attn:    Mr. Gordon W. Davies
                                                      President

               With a copy (which shall
               not constitute notice) to:    August Law Group, P.C.
                                             19200 Von Karman, Suite 900
                                             Irvine, California  92614
                                             Attn:    Kenneth S. August, Esquire
                                                      President

               If to Lender:                 [_____________________________]
                                             [_____________________________]
                                             [_____________________________]
                                             [_____________________________]


10.      AMENDMENTS

This Agreement may be amended, waived, discharged or terminated only with the agreement of the party against whom enforcement of the amendment, waiver, discharge or termination is sought and only in writing signed by both parties to this agreement and is subject to the same governing law and venue as stated herein in Section 2.1.

11.      COUNTERPART AND FAX EXECUTION

This Agreement may be executed in two or more counterparts and by fax transmission, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the date given above.



SIGNATURES ON NEXT PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Convertible Debenture as of the date first written above.


LENDER

[TYPE NAME]


___________________________________


BORROWER

RECLAMATION CONSULTING AND APPLICATIONS, INC.
A Colorado corporation


____________________________________
By:  Gordon W. Davies
Its:  President

                                   SCHEDULE A

                            to Convertible Debenture.

--------------------------------------------------------------------------------


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.



                                 PROMISSORY NOTE




$[__________]                                                [MONTH DAY] , 2007



This Promissory Note is being issued pursuant to a Convertible Debenture dated for reference [MONTH, DAY], 2007 between [LENDER] and Reclamation Consulting and Applications, Inc. (the "Convertible Debenture")

FOR VALUE RECEIVED, Reclamation Consulting and Applications, Inc. (the "Borrower"), of 940 Calle Amanecer, Suite E, San Clemente, CA 92673, PROMISES TO PAY on two years from effective date of convertible debenture, or on demand in accordance with the terms of the Convertible Debenture, to the order of [LENDER] (the "Lender"), [LENDER'S ADDRESS], the sum of $[ ] (the "Principal") with simple interest at the rate of 12% per annum, calculated and accrued monthly in arrears, both before and after the time payment is due and until actual payment, and payable in accordance with the Convertible Debenture.

The obligations of the Borrower to pay the Principal to the Lender will terminate if and to the extent that the Principal is converted in accordance with section 4 of the Convertible.

The Borrower waives presentment for payment, notice of protest and notice of non-payment.

The Borrower may prepay the Principal and interest outstanding under the Convertible Debenture without penalty, bonus or charges.



                                   Reclamation Consulting and Applications, Inc a Colorado corporation


                                   ______________________________________
                                   By:  Gordon W. Davies
                                   Its:  President

                                   SCHEDULE B

                            to Convertible Debenture

--------------------------------------------------------------------------------

                               WARRANT CERTIFICATE


No. _____________                                              [     ] Warrants



THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.


                                WARRANTS FOR THE
                            PURCHASE OF COMMON STOCK

THIS CERTIFIES THAT, FOR VALUE RECEIVED, [LENDER], (the "HOLDER"), is the owner of warrants (the "WARRANTS") for the purchase of up to an aggregate of [______] shares of validly-issued, fully-paid and non-assessable common stock of RECLAMATION CONSULTING AND APPLICATIONS, INC., a corporation organized and existing under the laws of the State of Colorado (the "CORPORATION"). Such purchase may be made at any time, and from time to time, prior to the sooner of 5:00 p.m. Pacific Time on the Expiration Date (as hereinafter defined) or 5:00 p.m. on any Call Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with a written notice in the form of Attachment 1, attached hereto, signed by the Holder stating the number of shares of Common Stock with respect to which such exercise is being made, at the principal corporate address of the Corporation, accompanied by payment of the Exercise Price (as hereinafter defined) for each Warrant exercised (the "PURCHASE PRICE") in lawful money of the United States of America in cash or by official bank or certified check made payable to RECLAMATION CONSULTING AND APPLICATIONS, INC. The Purchase Price and the number of shares of Common Stock subject to purchase upon the exercise of the Warrants are subject to modification or adjustment as set forth herein. The Warrants represented by this Warrant

Certificate have been issued by the Corporation in connection with the Convertible Debenture, dated [DATE], by and between the Corporation and the Holder.

SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

               (a) "CALL NOTICE" shall have the meaning given to it in Section 9 of this Certificate.

               (b) "CALL PRICE" shall have the meaning given to it in Section 9 of this Certificate.

               (c)  "CHANGE OF SHARES" shall have the meaning given to it in
                    Section 5 of this Certificate.

               (d) "CORPORATE OFFICE" shall mean the office of the Corporation at which, at any particular time, its principal business shall be administered, which office is currently located at 940 Calle Amanecer, Suite E, San Clemente, CA 92673.

               (e) "EXERCISE DATE" shall mean, as to any Warrant, the date on which the Corporation shall have received both (i) this Warrant Certificate, together with a written notice of exercise in accordance herewith, duly executed by the Holder hereof, or his attorney duly authorized in writing, and indicating that the Holder is thereby exercising such Warrant(s), and (ii) payment by wire transfer, or by official bank or certified check made payable to the Corporation, of an amount in lawful money of the United States of America equal to the applicable Purchase Price for such Warrant(s).

               (f) "EXERCISE PERIOD" shall mean the period commencing on [EFFECTIVE DATE OF CONVETIBLE DEBENTURE], and shall expire at 5:00 P.M. (Pacific Time), on [DATE THREE YEARS FROM EFFECTIVE DATE OF CONVERTIBLE DEBENTURE].

               (g) "EXERCISE PRICE" shall mean, as to any Warrant, the price at which a Warrant may be exercised for the purchase of Warrant Shares, which shall be equal to $0.22 per share.

               (h) "EXPIRATION DATE" shall mean 5:00 P.M. (Pacific Time) on last day of the Exercise Period. If such date shall be a holiday or a day on which banks are authorized to be closed in the State of California, then the Expiration Date shall mean 5:00 P.M. (Pacific Time) of the next consecutive day which does not fall on a holiday or a day on which banks are authorized to be closed in the State of California.

               (i) "HOLDER" shall mean, as to any Warrant and as of any particular date, the person in whose name the Warrant Certificate representing such Warrant is registered as of that date on the Warrant Register maintained by the Corporation.

               (j) "COMMON STOCK" shall mean the common stock of the Corporation, which has the right to participate in the distribution of earnings and assets of the Corporation without limit as to amount or percentage.

               (k) "PURCHASE PRICE" shall mean the purchase price to be paid upon exercise of each Warrant hereunder in accordance with the terms hereof, which price shall be the Exercise Price, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

               (l) "SECURITIES ACT" shall mean the Securities Act of 1933, and any amendments or modifications, or successor legislation, thereto adopted, and all regulations, rules or other laws enacted or adopted pursuant thereto.

               (m) "WARRANTS" shall mean the Warrants represented by this Warrant Certificate.

               (n) "WARRANT CERTIFICATE" shall mean any certificate representing Warrants, and "THIS CERTIFICATE" shall mean they warrant Certificate issued to the Holder identification on the first page hereof.

               (o) "WARRANT REGISTRY" means the official record maintained by the Corporation in which are recorded, with respect to each Warrant Certificate issued by the Corporation: the date of issuance, the name and address of the original Holder, the name and address of each subsequent transferee of such original Holder, and the number identifying, such Warrant Certificate.

               (p)  "WARRANT SHARES" shall have the meaning given to it in
                    Section 2 of this Certificate.

SECTION 2.     EXERCISE OF WARRANTS.

               (a) Each Warrant evidenced hereby may be exercised by the Holder upon the terms and subject to the conditions set forth herein prior to the sooner of 5:00 p.m. Pacific Time on the Expiration Date (as hereinafter defined) or 5:00 p.m. on any Call Date (as hereinafter defined). A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive shares of restricted common stock of the Corporation deliverable upon such exercise shall be treated for all purposes as the Holder of a Warrant Share upon the exercise of the applicable Warrant as of the close of business on the Exercise Date. Promptly following, and in any event within ten (10) business days after, the date on which the Corporation first receives clearance of all funds received in payment of the Purchase Price pursuant to this Warrant Certificate, the Corporation shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates evidencing the issuance to such Holder of the applicable number of Warrant Shares (plus a Warrant Certificate for any remaining issued but unexercised Warrants of the Holder). Notwithstanding the foregoing sentence, in the event that any registration or qualification (or filing for exemption from any such requirements) is required prior to the issuance of such Warrant Shares by the Corporation in accordance with Section 3(b) below, then the obligation to deliver any such certificates shall arise only upon completion of such requirements and at such time as the Corporation may lawfully do so.

               (b) Upon the exercise of the Warrants represented hereby, if the Corporation so requests, the Holder shall certify to the Corporation that it is not exercising such Warrants with a view to distribute the Warrant Shares in violation of the Securities Act, and shall provide such other investor representations as the Corporation may require to confirm the ability of the Corporation to rely upon the exemption from registration under the Securities Act which applies to the distribution of Warrant Shares at the time of such distribution.

SECTION 3.     RESERVATION OF SHARES; TAXES; ETC.

               (a) The Corporation covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the valid exercise of Warrants, such number of Warrant Shares as shall then be issuable upon the exercise of all Warrants then outstanding. The Corporation covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully-paid, non-assessable and free from all taxes, liens and charges with respect to the issuance thereof (other than those which the Corporation shall promptly pay or discharge, or any liens created thereon by the Holder thereof and/or any predecessor of such Holder).

               (b) The Corporation shall not be obligated to deliver any Warrant Shares pursuant to the exercise of the Warrants represented hereby unless and until a registration statement under the Securities Act and/or under any applicable state securities laws and regulations, with respect to such securities is effective, or an exemption from such registration is available to the Corporation at the time of such exercise. The Corporation covenants that if any Warrant Shares reserved for the purpose of exercise of Warrants hereunder require registration with, or approval of, any governmental authority under any federal or state securities law before such securities may be validly issued or delivered upon such exercise, then the Corporation will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval. However, in the event that this Warrant Certificate represents Warrants which have been transferred by an initial holder thereof, the Warrants represented hereby may not be exercised by, nor shares of Common Stock issued to, the Holder hereof in any state in which such exercise and issuance would be unlawful.

               (c) The Corporation shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrants, or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Holder hereof, then no such delivery shall be made unless the person requesting the same has paid to the Corporation the amount of transfer taxes or charges incident thereto, if any.

SECTION 4. LOSS OR MUTILATION. Upon receipt by the Corporation of evidence satisfactory to it of the ownership of, and loss, theft, destruction or mutilation of, this Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to the Corporation, and (in the case of mutilation) upon surrender and cancellation thereof, the Corporation shall execute and deliver to the Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants as was indicated to be outstanding on the prior lost or mutilated Warrant Certificate (provided, however, that to the extent that any discrepancy may exist between the number of Warrants purported to be outstanding in respect of any Holder as evidenced by a Warrant Certificate that has been lost or mutilated and the number attributable to such Holder in the Warrant Registry, then the Warrant Registry shall control for all purposes, absent a showing of manifest error. Each Holder requesting a substitute Warrant Certificate due to loss, theft or destruction shall, prior to receiving such substitute certificate, provide an affidavit to the Corporation in the form prescribed thereby and signed by (and notarized on behalf of) such Holder. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Corporation may prescribe.

SECTION 5.          ADJUSTMENT OF PURCHASE PRICE AND CALL PRICE.

                    (a) Subject to the provisions of this Warrant Certificate and applicable law, in the event the Corporation, at any time or from time to time after the date hereof while the Warrants are outstanding, (i) pays a stock dividend on its common stock, (ii) subdivides outstanding shares of common stock into a larger number of shares, or (iii) combines outstanding shares of common stock into a smaller number of shares, then in each such case the Purchase Price shall be adjusted to be equal to $0.15 multiplied by a fraction of which the numerator shall be the number of shares of common stock outstanding immediately before such event and of which the denominator shall be the number of shares of common stock outstanding immediately after such event.

                    (b) Subject to the provisions of this Warrant Certificate and applicable law, in the event the Corporation, at any time or from time to time after the date hereof while the Warrants are outstanding, (i) pays a stock dividend on its common stock, (ii) subdivides outstanding shares of common stock into a larger number of shares, or (iii) combines outstanding shares of common stock into a smaller number of shares, then in each such case the Call Price shall be adjusted to be equal to $0.80 multiplied by a fraction of which the numerator shall be the number of shares of common stock outstanding immediately before such event and of which the denominator shall be the number of shares of common stock outstanding immediately after such event.

SECTION 6.              RESTRICTIVE LEGEND.

                    (a) Except as otherwise provided in this Section 6, each Warrant Certificate and each certificate evidencing the issuance of Warrant Shares (whether issued in the name of the original Holder of this Certificate or of any subsequent transferee thereof), shall be stamped or otherwise imprinted with a legend in substantially the following form:


                                    "THE SECURITIES REPRESENTED HEREBY HAVE NOT
                                    BEEN AND WILL NOT BE REGISTERED UNDER THE
                                    UNITED STATES SECURITIES ACT OF 1933, AS
                                    AMENDED (THE "ACT"). THESE SECURITIES MAY BE
                                    OFFERED, SOLD, PLEDGED OR OTHERWISE
                                    TRANSFERRED ONLY (A) TO THE ISSUER, (B)
                                    OUTSIDE THE UNITED STATES IN COMPLIANCE WITH
                                    REGULATION S UNDER THE ACT, (C) IN
                                    COMPLIANCE WITH THE EXEMPTION FROM THE
                                    REGISTRATION REQUIREMENTS UNDER THE ACT
                                    PROVIDED BY RULE 144 THEREUNDER, IF
                                    AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE
                                    STATE SECURITIES LAWS, OR (D) IN A
                                    TRANSACTION THAT DOES NOT REQUIRE
                                    REGISTRATION UNDER THE ACT OR ANY APPLICABLE
                                    STATE LAWS, AND THE HOLDER HAS, PRIOR TO
                                    SUCH SALE, FURNISHED TO THE ISSUER AN
                                    OPINION OF COUNSEL OR OTHER EVIDENCE OF
                                    EXEMPTION, IN EITHER CASE REASONABLY
                                    SATISFACTORY TO THE ISSUER. DELIVERY OF THIS
                                    CERTIFICATE MAY NOT CONSTITUTE "GOOD
                                    DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON
                                    STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF
                                    WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN
                                    ANY HEDGING TRANSACTION WITH REGARD TO THIS
                                    SECURITY, EXCEPT AS PERMITTED BY THE ACT. "

                    (b) Each certificate evidencing the issuance of Warrant Shares and each Warrant Certificate, Warrant Shares may also bear such other restrictive legends as may be necessary to apply with applicable law in the Corporation's reasonable discretion. The legend requirements of Sections 6(a) above shall terminate as to any particular Warrant or Warrant Share: (i) when and so long as such security shall have been effectively registered under the Securities Act and is disposed of pursuant thereto; or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be sold to the public without registration thereof under the Securities Act. Whenever the legend requirements imposed by this Section 6 shall terminate as to any Warrant Share, as hereinabove provided, the Holder hereof shall be entitled to receive from the Corporation, at the Corporation's expense, a new certificate representing such Warrant Shares and not bearing the restrictive legend set forth in Section 6(a).

SECTION 7. RIGHTS OF ACTION. All rights of action with respect to the Warrants are vested in the Holders of the Warrants, and any Holder of a Warrant, without consent of the holder of any other Warrant, may, in such Holder's own behalf and for his own benefit, enforce against the Company his right to exercise his Warrants for the purchase of Warrant Shares in the manner provided in this Warrant Certificate.

SECTION 8. AGREEMENT OF WARRANT HOLDERS. Every holder of a Warrant, by his or her acceptance thereof, consents and agrees with the Corporation and every other holder of a Warrant that:

                   (a) The Warrant Registry shall be maintained by the Corporation's Secretary, and shall be the official register of all Warrants issued to any person in the Offering. The Warrant Registry shall be dispositive as to the issuance, ownership, transfer and other aspects of each Warrant issued by the Corporation which are recorded therein and, absent manifest error, such records shall control for all purposes.

                   (b) The Warrants are transferable only on the Warrant Registry by the Holder thereof in person or by his attorney duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the Corporate Office of the Corporation, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Corporation in its sole discretion, together with payment of the amount of any applicable transfer taxes; and

                   (c) The Corporation may deem and treat the person in whose name the Warrant Certificate is registered on the Warrant Registry as the holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in this Certificate.

SECTION 9. CALL RIGHT. Subject to the provisions of this Section 9, at any time following the date on which the closing price of the Corporation's common stock on the OTC Bulletin Board (or on such other over-the-counter market or stock exchange on which the Corporation's stock may then be traded) has equaled or exceeded $0.80 per share (the" CALL PRICE") as such price may be adjusted from time to time pursuant to
                    Section 5, the Company may call for cancellation of the portion or all of this Warrant which the Holder has not exercised prior to 5:00 p.m. Pacific Time on the Call Date (as defined below). To exercise this right, the Corporation must deliver to the Holder an irrevocable written notice (a "CALL NOTICE"), indicating therein that this Warrant shall be cancelled. This Warrant shall be cancelled at 5:00 p.m. Pacific Time on the 45th day after the date the Call Notice is sent to Holder.

SECTION 10. MODIFICATION OF WARRANTS. Other than with respect to any adjustment made by the Corporation in accordance with the provisions of Section 5 hereof, this

                    Certificate may only be modified, supplemented or altered by the Corporation, and only with the consent in writing of the Holder.

SECTION 11. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to the Holder of a Warrant Certificate, at the address of such Holder as shown on the Warrant Registry maintained by the Corporation; and if to the Corporation, addressed as set forth below, or at such other address as may be designated by the Corporation from time to time in accordance with this Section 11.

                    If to the Corporation:    Reclamation Consulting &
                                              Applications, Inc.
                                              940 Calle Amanecer, Suite E
                                              San Clemente, CA 92673
                                              Attn:   Mr. Gordon W. Davies
                                                      President

                    With a copy (which shall
                    not constitute notice) to:August Law Group, P.C.
                                              19200 Von Karman, Suite 900
                                              Irvine, California  92614
                                              Attn:   Kenneth S. August, Esquire
                                                      President

SECTION 12. GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange.

SECTION 13. ENTIRE UNDERSTANDING. This Certificate contains the entire understanding among the Corporation and the Holder relating to the subject matter covered herein, and merges all prior discussions, negotiations and agreements, if any between them. Neither of the parties to this agreement shall be bound by any representations, warranties, covenants, or other understandings relating to such subject matter, other than as expressly provided for or referred to herein.


SIGNATURES ON NEXT PAGE

         IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized, as of the date set forth below.

Date:    [____________]


RECLAMATION CONSULTING AND APPLICATIONS, INC.
A Colorado corporation

------------------------------------
By:  Gordon W. Davies
Its:  President

                                  ATTACHMENT 1

                               TO WARRANTS FOR THE
                            PURCHASE OF COMMON STOCK


                               NOTICE OF EXERCISE


TO:    RECLAMATION CONSULTING AND APPLICATIONS, INC. (the "Company")

1. The undersigned hereby elects to purchase ____________ shares of Company common stock, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. The undersigned hereby certifies that it is not a U.S. Person (as defined by Rule 902 of the Securities Act of 1933, as amended) and that the warrant is not being exercised for the account or benefit of or on behalf of a U.S. Person.

3. Please issue a certificate or certificates representing said shares of Company common stock in the name of the undersigned or in such other name as is specified below:


                       ----------------------------------
                                     (Name)

                       ----------------------------------
                                    (Address)



--------------------------                ----------------------------------
(Date)                                    (Name of Warrant Holder)



                                   By:
                                       -----------------------------------------


                                   Title:
                                          --------------------------------------
                                           (Name of purchaser, and title and
                                           signature of authorized person)

                                   SCHEDULE C

                            to Convertible Debenture



                              NOTICE OF CONVERSION


TO:      RECLAMATION CONSULTING AND APPLICATIONS, INC. (the "Company")

1. The undersigned hereby elects to convert to Company common stock the amount of outstanding Principal under the attached Convertible Debenture and the attached Promissory Note(s), all pursuant to the terms of the Convertible Debenture, in the amounts designated below:

         Principal:                         $_____________

2. The undersigned hereby certifies that it is not a U.S. Person (as defined by Rule 902 of the Securities Act of 1933, as amended) and that this conversion is not being effected for the account or benefit of or on behalf of a U.S. Person.

3. Please issue a certificate or certificates representing said shares of Company common stock in the name of the undersigned or in such other name as is specified below:


                       ----------------------------------
                                     (Name)

                       ----------------------------------
                                    (Address)



---------------------------              -----------------------------------
(Date)                                    (Name of Lender)



                                     By:
                                         ---------------------------------------


                                     Title:
                                            ------------------------------------
                                             (Name of Lender, and title and
                                             signature of authorized person)

                                 SCHEDULE D



                      Canadian Accredited Investor Schedule

                     (DEFINED IN NATIONAL INSTRUMENT 45-106)


|_|  (a) Canadian financial institution, or a Schedule III bank,

|_| (b) the Business Development Bank of Canada incorporated under the BUSINESS DEVELOPMENT BANK OF CANADA ACT (Canada),

|_| (c) a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

|_| (d) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the SECURITIES ACT (Ontario) or the SECURITIES ACT (Newfoundland and Labrador),

|_| (e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

|_| (f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

|_| (g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l'ile de Montreal or an intermunicipal management board in Quebec;


|_| (h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

|_| (i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

|_| (j) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

|_| (k) an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,


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

|_| (l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

|_| (m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

|_| (n) an investment fund that distributes or has distributed its securities only to

               (i) a person that is or was an accredited investor at the time of the distribution,

               (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [MINIMUM AMOUNT INVESTMENT], and 2.19 [ADDITIONAL INVESTMENT IN INVESTMENT FUNDS], or

               (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [INVESTMENT FUND REINVESTMENT],

|_| (o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

|_| (p) a trust company or trust corporation registered or authorized to carry on business under the TRUST AND LOAN COMPANIES ACT (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

|_| (q) a person acting on behalf of a fully managed account managed by that person, if that person

               (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

               (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

|_| (r) a registered charity under the INCOME TAX ACT (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

|_| (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function.

|_| (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

|_| (u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or


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|_|  (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as

               (i) an accredited investor, or

               (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force



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